UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 19, 2008

International Gold Resources, Inc.

 (Exact Name of Registrant as Specified in Charter)

Delaware	000-50103	20-0873122
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7200 S. Alton Way, Suite A-250, Centennial, Colorado 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 936-1300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities

On May 19, 2008, International Gold Resources, Inc. (the “Company”) entered into a convertible note agreement with the Company’s Chairman of the Board, David H. Francisco, to defer payment of one (1) hundred thousand dollars ($100,000) due to Mr. Francisco as an inducement to join the Company’s Board of Directors in August of 2007 (the “$100,000 Note”).  The $100,000 Note will mature on December 31, 2008 (the “Maturity Date”), unless earlier converted or paid, and bears interest at six percent (6%) per annum.  The $100,000 Note is convertible, at the Company’s sole option, on or before the Maturity Date, into a number of unregistered shares of the Company’s common stock, $0.00002 par value per share (the “Common Stock”), equal to the value of the then outstanding principal amount of the $100,000 Note based on the average closing price of the Common Stock during the thirty (30) trading days prior to the date of conversion (“Conversion Price”), subject to a maximum Conversion Price of seventy-five cents ($0.75) per share of the Common Stock.  No underwriting discounts or commissions were paid in connection with this transaction.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended.

On May 1, 2008, the Company issued Sierra Partners, L.L.C. (“Sierra”), in connection with the appointment of John Gaensbauer, a Partner with Sierra, as Vice President of Corporate Development of the Company, two million (2,000,000) cashless stock warrants as part of his compensation package.  Each warrant provides the right to purchase one (1) unregistered share of Common Stock and shall vest on the following dates at the stated exercise price:  six hundred thousand (600,000) shares shall vest immediately upon issuance at an exercise price of forty-four cents ($0.44) per share; seven hundred thousand (700,000) shares shall vest on the first anniversary of the issue date at an exercise price of sixty-five cents ($0.65) per share; and seven hundred thousand (700,000) shares shall vest on the second anniversary of the issue date at an exercise price of seventy-five cents ($0.75) per share.  The warrants shall expire on April 30, 2013.  No underwriting discounts or commissions were paid in connection with this transaction.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended.

On April 30, 2008, the Company issued forty-four thousand eight hundred (44,800) shares of unregistered Common Stock upon the exercise of stock warrants at fifty cents ($0.50) per share.  These warrants were attached to convertible debentures issued by the Company, all of which were converted on May 15, 2007, as described in Section 3.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 2007.  All remaining warrants associated with the convertible debentures expired.  No underwriting discounts or commissions were paid in connection with this transaction.  The Company issued the foregoing securities in reliance on Section 3(a)(9) of the Securities Act of 1933, as amended.

On April 17, 2008, the Company issued one hundred nineteen thousand (119,000) shares of unregistered Common Stock upon the exercise of stock warrants at fifty-cents ($0.50) per share.  These warrants were attached to convertible debentures issued by the Company, all of which were converted on May 15, 2007, as described in Section 3.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 2007.  Additional warrants associated with the convertible debentures were exercised on April 30, 2008.  No underwriting discounts or commissions were paid in connection with this transaction.  The Company issued the foregoing securities in reliance on Section 3(a)(9) of the Securities Act of 1933, as amended.

On March 1, 2008, the Company issued Nathan M. Longenecker, in connection with his appointment as Vice President, General Counsel, and Secretary, one million five hundred thousand (1,500,000) cashless stock warrants as part of his salary package.  The warrants provide the right to purchase one (1) unregistered share of Common Stock at an exercise price of forty-eight cents ($0.48) per share and shall vest as follows:  five hundred thousand shares (500,000) vest on the issue date; five hundred thousand (500,000) shares vest on the first anniversary of the issue date; and five hundred thousand (500,000) shares vest on the second anniversary of the issue date.  The warrants shall expire on February 28, 2013.  No underwriting discounts or commissions were paid in connection with this transaction.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended.

On January 1, 2008, the Company issued Robert L. Dumont, President and Chief Executive Officer of the Company, five million (5,000,000) cashless stock warrants to purchase Common Stock in accordance with the terms described in Section 5.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 7, 2008.  No underwriting discounts or commissions were paid in connection with this transaction.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers

On May 19, 2008, International Gold Resources, Inc. (the “Company”) entered into a convertible note agreement with the Company’s Chairman of the Board, David H. Francisco, to defer payment of one (1) hundred thousand dollars ($100,000) due to Mr. Francisco as an inducement to join the Company’s Board of Directors in August of 2007 (the “$100,000 Note”).  The $100,000 Note will mature on December 31, 2008 (the “Maturity Date”), unless earlier converted or paid, and bears interest at six percent (6%) per annum.  The $100,000 Note is convertible, at the Company’s sole option, on or before the Maturity Date, into a number of unregistered shares of the Company’s common stock, $0.00002 par value per share (the “Common Stock”), equal to the value of the then outstanding principal amount of the $100,000 Note based on the average closing price of the Common Stock during the thirty (30) trading days prior to the date of conversion (“Conversion Price”), subject to a maximum Conversion Price of seventy-five cents ($0.75) per share of the Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GOLD RESOURCES, INC.

Date:  May 23, 2008

By:  /S/ Nathan M. Longenecker

Name:

Nathan M. Longenecker

Title:

Vice President and General Counsel